UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Gentherm Incorporated (the “Company”) on May 16, 2013, the Company’s stockholders approved the Gentherm Incorporated 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan provides for the award to certain key employees, non-employee directors and consultants or advisors to the Company or any of its subsidiaries of stock options, stock appreciation rights, restricted stock, restricted stock units, performance share awards or other stock-based awards up to an aggregate of (a) 3,500,000 shares of the Company’s common stock (“Common Stock”), plus (b) the number of shares of Common Stock that, as of the effective date of the 2013 Plan, are subject to awards granted under the Gentherm Incorporated 2006 Equity Incentive Plan or the 2011 Equity Incentive Plan (collectively, the “Superseded Plans”) and that, on or after the effective date of the 2013 Plan, (i) expire or are terminated, surrendered or canceled without the delivery of any shares or Common Stock, in the case of options, or (ii) are forfeited or reacquired by the Company, in accordance with the terms of the relevant plan, in the case of unvested restricted stock awards. The foregoing summary is qualified in its entirety by reference to the 2013 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. As a result of stockholder approval of the 2013 Plan, no new awards will be granted by the Company under either of the Superseded Plans and the Superseded Plans were automatically amended as reflected in the amendments attached hereto as Exhibits 10.2 and 10.3.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company on May 16, 2013, the Company’s stockholders elected the nine director nominees to the Board to serve one-year terms, ratified the selection of Grant Thornton LLP to act as the Company’s independent registered public accounting firm for the year ended December 31, 2013, approved, on an advisory basis, the compensation of the Company’s named executive officers, and approved the Gentherm Incorporated 2013 Equity Incentive Plan. The results of the voting are shown below.

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Lewis Booth	23,359,790	579,022	2,062,034
Francois Castaing	25,023,461	915,351	2,062,034
Daniel Coker	25,111,491	827,321	2,062,034
Sophie Desormiére	25,122,053	816,759	2,062,034
Maurice Gunderson	25,106,582	832,230	2,062,034
Oscar B. Marx	25,059,196	879,616	2,062,034
Carlos Mazzorin	25,116,972	821,840	2,062,034
Franz Scherer	25,356,785	582,027	2,062,034
Byron Shaw	25,359,750	579,062	2,062,034

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain
27,743,856	10,773	246,217

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
24,911,918	619,133	407,761	2,062,034

Proposal 4 – Approval of Gentherm Incorporated 2013 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
22,188,656	3,344,345	405,811	2,062,034

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Gentherm Incorporated 2013 Equity Incentive Plan (incorporated by reference from the Company’s Definitive Proxy Statement on Schedule 14A with respect to the Company’s 2013 Annual Meeting of Stockholders, filed on April 22, 2013)

10.2	Sixth Amendment to 2006 Equity Incentive Plan

10.3	Third Amendment to 2011 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips Vice-President and General Counsel

Date:    May 20, 2013

Exhibit Index

Number	Description

10.1	Gentherm Incorporated 2013 Equity Incentive Plan (incorporated by reference from the Company’s Definitive Proxy Statement on Schedule 14A with respect to the Company’s 2013 Annual Meeting of Stockholders, filed on April 22, 2013)

10.2	Sixth Amendment to 2006 Equity Incentive Plan

10.3	Third Amendment to 2011 Equity Incentive Plan